SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.             )

Filed by the Registrant    ☒

Filed by a party other than the Registrant    ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

OSE USA, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transactions applies:

(2)	Aggregate number of securities to which transactions applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing party:

(4)	Date filed:

Notes:

OSE USA, Inc.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO THE STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of OSE USA, Inc. (formerly Integrated Packaging Assembly Corporation), (the “Company”), will be held on Tuesday, May 27, 2003, at 10:00 a.m., local time, at the Company’s offices at 2221 Old Oakland Road, San Jose, California 95131, to consider and take action with respect to the following:

1.	To elect five (5) directors to serve for the ensuing year and until their successors are duly elected and qualified.

2.	To ratify the appointment of Grant Thornton LLP as independent auditors for the Company for the 2003 fiscal year.

3.	To transact such other business as may properly come before the meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only stockholders of record at the close of business on April 1, 2003 are entitled to notice of and to vote at the meeting. All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may withdraw their proxy and vote in person, even if he or she has previously returned a proxy.

FOR THE BOARD OF DIRECTORS

/s/ ELTON LI
Elton Li,
Secretary

San Jose, California

April 30, 2003

IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON AND REGARDLESS OF THE NUMBER OF SHARES OF OUR COMMON STOCK YOU OWN, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY FORM AND MAIL IT PROMPTLY IN THE ENVELOPE PROVIDED TO HELP ENSURE THAT YOUR INTERESTS WILL BE REPRESENTED AT THE ANNUAL MEETING. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY, OF COURSE, WITHDRAW YOUR PROXY AND VOTE IN PERSON. IN ADDITION, YOU MAY REVOKE YOUR PROXY BEFORE IT IS VOTED BY DELIVERING WRITTEN NOTICE TO OUR CORPORATE SECRETARY PRIOR TO THE BEGINNING OF THE ANNUAL MEETING AT OUR PRINCIPAL EXECUTIVE OFFICES AT THE ADDRESS ABOVE OR BY DELIVERY PRIOR TO THE BEGINNING OF THE ANNUAL MEETING OF A LATER-DATED PROXY.

OSE USA, INC.

2221 Oakland Road

San Jose, California

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

The enclosed Proxy Statement (the “Proxy Statement”) is being furnished to the Company’s stockholders and is being solicited on behalf of the Board of Directors of OSE USA, Inc. (the “Company”) for use at the Annual Meeting of Stockholders to be held on Tuesday, May 27, 2003, at 10:00 a.m., local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Company’s offices at 2221 Old Oakland Road, San Jose, California 95131. This Proxy Statement, Proxy Card and our 2002 Annual Report, which includes our Annual Report on Form 10-K for the Fiscal Year ended December 31, 2002, are being mailed on or about April 30, 2003 to all stockholders of record at the close of business on April 1, 2003. A list of such shareholders will be available for examination by any shareholder for any purpose germane to the Annual Meeting during normal business hours at the Company’s offices.

INFORMATION CONCERNING SOLICITATION AND VOTING

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it any time before its use by delivering to the Secretary of the Company at the above address of the Company, written notice of revocation or a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

Record Date and Voting Securities

Stockholders of record at the close of business on April 1, 2003 (the “Record Date”) are entitled to notice of the meeting and to vote at the meeting. At the Record Date 56,725,808 shares of the Company’s Common Stock, $0.001 par value, were issued and outstanding, 3,000,000 shares of the Company’s Series A Convertible Preferred Stock, $0.001 par value, were issued and outstanding, and 3,023,225 shares of the Company’s Series B Convertible Preferred Stock, $0.001 par value, were issued and outstanding.

Voting and Solicitation

Proxies properly executed, duly returned to the Company and not revoked, will be voted in accordance with the specifications made. Where no specifications are given, such proxies will be voted as the management of the Company may propose. If any matter not described in this Proxy Statement is properly presented for action at the meeting, the persons named in the enclosed form of proxy will have discretionary authority to vote according to their best judgment.

Each stockholder is entitled to one vote for each share of Common Stock on all matters presented at the meeting. The Series A Convertible Preferred Stock and Series B Convertible Preferred Stock shall vote with the shares of Common Stock and not as separate classes on all matters, except with respect to the election of directors.

With respect to the election of directors, the holder of the Series A Convertible Preferred Stock voting as a separate class are entitled to elect three directors, the holders of the Common Stock voting as a separate class are entitled to elect one director, and the holder of the Series A Convertible Preferred Stock, the Series B Convertible

Preferred Stock, and the Common Stock voting together are entitled to elect the remaining directors. The holder of Series A Convertible Preferred Stock and the Series B Convertible Preferred Stock shall be entitled to such number of votes as shall be equal to the whole number of shares of Common Stock into which the holder’s aggregate number of shares of Series A Convertible Preferred Stock and Series B Convertible Preferred Stock are convertible. The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of shares of Common Stock, Series A Convertible Preferred Stock and Series B Convertible Preferred Stock issued and outstanding on the Record Date. Shares that are voted “FOR,” “AGAINST,” “WITHHELD” or “ABSTAIN” are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting (the “Votes Cast”) with respect to such matter. Abstentions will have the same effect as a vote against a proposal. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but such non- votes will not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which a broker has expressly not voted. Thus, a broker non-vote will not affect the outcome of the voting on a proposal.

The Company will bear the entire cost of this solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the Proxy Form, and our 2002 Annual Report. We intend to provide copies of such solicitation materials to brokerage houses, fiduciaries, custodians and other persons or entities holding our common stock on behalf of the beneficial owner so that the solicitation materials may be forwarded to such beneficial owners. The Company may also reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. This solicitation, which is being conducted by mail, may be supplemented by a solicitation by telephone, telegram, or other permissible means by directors, officers or employees of the Company. No additional compensation will be paid to these individuals for conducting such a solicitation.

Deadline for Receipt of Stockholder Proposals

Stockholders of the Company may submit proper proposals for inclusion in the Company’s proxy statement and for consideration at the next annual meeting of its stockholders by submitting their proposals in writing to the Secretary of the Company in a timely manner. In order to be included in the Company’s proxy materials for the annual meeting of stockholders to be held in the year 2004, stockholder proposals must be received by the Secretary of the Company no later than January 9, 2004, and must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

In addition, the Company’s Bylaws establish an advance notice procedure with regard to certain matters, including stockholder proposals not included in the Company’s proxy statement, to be brought before an annual meeting of stockholders. For nominations or other business to be properly brought before the meeting by a stockholder, such stockholder must provide written notice delivered to the Secretary of the Company not less than 90 days in advance of the annual or special meeting, which notice must contain specified information concerning the matters to be brought before such meeting and concerning the stockholder proposing such matters. A copy of the full text of the Bylaw provisions discussed above may be obtained by writing to the Secretary of the Company. All notices of proposals by stockholders, whether or not included in the Company’s proxy materials, should be sent to OSE USA, Inc., 2221 Old Oakland Road, San Jose, California 95131, Attention: Corporate Secretary.

The attached Proxy Card grants the proxy holders’ discretionary authority to vote on any matter raised at the Annual Meeting. If a stockholder intends to submit a proposal at the Company’s 2004 Annual Meeting, which is not eligible for inclusion in the proxy statement and form of proxy relating to that meeting, the stockholder must do so no later than February 27, 2004. If such a stockholder fails to comply with the foregoing notice provision, the proxy holders will be allowed to use their discretionary voting authority when the proposal is raised at the 2004 Annual Meeting.

PROPOSAL ONE

ELECTION OF DIRECTORS

Nominees

Our Bylaws provide that the authorized number of members of our Board of Directors shall be five (5). The term of office of each person elected as a Director will continue until the next Annual Meeting or until a successor has been elected and qualified. The Company’s Board of five (5) Directors is to be elected at this Annual Meeting of Stockholders. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company’s five (5) nominees named below, all of whom are presently Directors of the Company. If any nominee of the Company is unable or declines to serve as a Director at the time of the Annual Meeting, the proxies will be voted for the nominee designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a Director.

Vote Required; Recommendation of Board of Directors

A Board of five (5) Directors is to be elected at the Annual Meeting. The Company’s Board of Directors currently consists of five (5) persons. The holder of the Series A Convertible Preferred Stock voting as a separate class are entitled to elect three (3) Directors. The holders of the Common Stock voting as a separate class are entitled to elect one (1) Director. The holder of the Series A Convertible Preferred Stock, the Series B Convertible Preferred Stock, and the Common Stock voting together are entitled to elect the remaining one (1) Director. Messrs. Duh, Lee and Tseng are currently serving as the representatives of the Series A Convertible Preferred Stock, Mr. Verderico is currently serving as the representative of the holders of Common Stock, and Mr. Brooks is currently serving as the representative of the holders of Series A Convertible Preferred Stock, the Series B Convertible Preferred Stock and the Common Stock. The nominee(s) receiving the highest number of Votes Cast by the holder(s) entitled to elect such director(s) will be elected as director(s) for the ensuing year.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE NOMINEES LISTED BELOW:

Name	Age	Position
Edmond Tseng	56	Chief Executive Officer and President of the Company
Donald W. Brooks	64	Chairman, KLM Capital Group
Edward S. Duh	38	President, Orient Semiconductor Electronics, Limited
Mitchell Kung	39	Special Liaison to the Chairman of the Board of Orient Semiconductor Electronics, Limited
Patrick Verderico	59	Consultant

Except as set forth below, each nominee has been engaged in his principal occupation described above during the past five (5) years. There is no family relationship among any directors or executive officers of the Company.

Edmond Tseng has been a Director and Chairman of the Board of the Company since April 1999 and became President and CEO of the Company in October 2000. Mr. Tseng has served as President of OSE, Inc., a North American distributor of Orient Semiconductor Electronics, Limited, since it was established in 1990. Mr. Tseng has 30 years experience in the integrated circuit packaging industry. Mr. Tseng is also a director of Asante Technologies.

Donald W. Brooks has been a Director of the Company since April 1999. He is the chairman of KLM Capital Group, an investment company. From 1997 to 1999, Mr. Brooks was the Co-Chief Executive Officer of UMC Group (USA), a Taiwan silicon foundry company. From 1991 to 1997, Mr. Brooks was President of Taiwan Semiconductor Company, also a silicon foundry company. Prior to 1991, Mr. Brooks held various executive positions at Fairchild Semiconductor and Texas Instruments. Mr. Brooks is also a director of Syntricity, Inc. and Sharewave.

Edward S. Duh has been a Director of the Company since April 1999. From 1993 to 2002, Mr. Duh was the Vice President and Special Assistant to the President of Orient Semiconductor Electronics, Limited, an integrated circuit packaging and electronics manufacturing services company. Since July 2002 Mr. Duh has been the President of Orient Semiconductor Electronics, Limited.

Mitchell Kung has been with Orient Semiconductor Electronics, Limited. since Feb. 2003 as Special Liaison to the Chairman of the Board. Previously and since October 2001, Mr. Kung served as Vice President for Investment Projects in China of WK Tech.Venture, the largest venture capital firm in Taiwan. From 2000 to October 2001, Mr. Kung was the founder and director of various companies, including G.Net (China), Chinalink (HK), CIT Info Tech (Taiwan), and U-Drive (HK). Prior to 2000, Mr. Kung served as Managing Director of GVC Group – China, a worldwide modem manufacturer. Prior to 1997, Mr. Kung held various Sales/Channel management positions with IBM Taiwan.

Patrick Verderico has been a director of the Company since July 1997. Mr. Verderico was Chief Financial Officer at Ubicom, Inc. from January 2001 to January 2003. Before that, Mr. Verderico served as the Company’s President and Chief Executive Officer from July 1997 to November 2000, and served as the Company’s Chief Operating Officer from April 1997 to July 1997. From 1994 to 1996, Mr. Verderico was Chief Financial Officer of Creative Technology, a multi-media company. From 1992 to 1994, Mr. Verderico was Chief Financial Officer of Cypress Semiconductor, Inc., a manufacturer of integrated circuits. Prior to 1992, Mr. Verderico held various management positions in finance and operations with Coopers & Lybrand, Philips Semiconductors and National Semiconductor. Mr. Verderico is also a director of Micro Component Technology, Inc.

Board Meetings and Committees

The Board of Directors of the Company held five (5) meetings during fiscal 2002.

The Audit Committee, consisting of Messrs. Brooks, Duh, Lee and Verderico, held four (4) meetings during fiscal 2002. (Mr. Verderico was appointed to the Audit Committee effective October 29, 2002.) The Audit Committee reviews the financial statements and the internal financial reporting system and controls of the Company. With the Company’s management and independent accountants, the Audit Committee recommends resolutions for any dispute between the Company’s management and its auditors, and reviews other matters relating to the relationship of the Company with its independent accountants.

The Compensation Committee, consisting of Messrs. Brooks, Duh, and Lee, held no (0) meetings during fiscal 2002. The Compensation Committee makes recommendations to the Board of Directors regarding the Company’s executive compensation policies and administers the Company’s stock option plan and employee stock purchase plan.

The Option Committee consists of Mr. Tseng, and has the ability to grant options (not to exceed 80,000 shares per grant) to non-executive officers under the Company’s stock option plans. The Board of Directors currently has no nominating committee or committee performing a similar function, and the Board as a whole functions a nominating committee.

Each director of the Company during 2002, except Mr. Brooks, attended at least 75% of: (a) the total number of meetings of the Board of Directors held during fiscal 2002, and (b) the total number of meetings held by all committees of the Board of Directors during fiscal 2002 on which such director served.

Compensation of Directors

Directors receive no cash remuneration for serving on the Board of Directors. Prior to April 1999, non-employee directors participated in the Company’s 1996 Director Stock Option Plan (the “1996 Director Option Plan”). In 1999, the 1996 Director Option Plan was replaced by the Company’s 1999 Director Option Plan (the “1999 Director Plan”) The 1999 Director Plan provides that each non-employee director of the Company will be granted an option to purchase 100,000 shares of Common Stock on the date such director first joins the Board and that each non-employee director will also be granted an option to purchase 100,000 shares of Common Stock upon such directors’ annual reelection to the Board if the director has served on the Board for at least six (6) months as of the date of the re-election. All options granted under the 1999 Director Plan will have an exercise price equal to the fair market value of the Common Stock on the date of grant and will be fully vested and exercisable on the date of grant. Under the 1999 Director Plan, Messrs. Brooks, Duh, Lee and Verderico were each granted an option to purchase 100,000 shares of Common Stock at an exercise price of $0.01 per share on September 24, 2002.

ADDITIONAL INFORMATION

Principal Share Ownership

As of April 1, 2003, only the following was known by the Company to be the beneficial owner of more than 5% of the Company’s Common Stock:

	Beneficial Ownership
Name	Number		Percent
Orient Semiconductor Electronics, Limited (“OSE”) 9 Central 3rd. St. N.E.P.Z., Kaohsiung, Taiwan	101,437,902	(1)	72.7%

(1)	Includes 18,625,964 shares of Common Stock plus 41,246,312 shares of Common Stock that are issuable upon conversion of the 3,000,000 shares of the Company’s Series A Convertible Preferred Stock held by OSE and 41,565,626 shares of Common Stock that are issuable upon conversion of the 3,023,225 shares of the Company’s Series B Convertible Preferred Stock. OSE holds all of the outstanding shares of the Company’s Series A Convertible Preferred Stock and Series B Convertible Preferred Stock, which can be converted into shares of Common Stock at any time.

Security Ownership of Management

The following table sets forth the beneficial ownership of the Company’s Common Stock as of April 1, 2003 (i) by each current director and director nominee of the Company, (ii) by the Company’s Chief Executive Officer and the three other most highly compensated executive officers of the Company whose compensation during 200, 2001 or 2002 exceeded $100,000 (such officers are collectively referred to as the “Named Executive Officers”), and (iii) by all current directors and executive officers as a group:

	Beneficial Ownership
Name	Number	Percent
Edmond Tseng (1)	5,526,536	4.0%
Patrick Verderico (2)	300,000	*
Chris B. K. Ooi (3)	375,000	*
Edward S. Duh (4)	400,000	*
Calvin Lee (4)	4,667,544	3.3%
Ho-Sheng Chien (5)	341,667	*
Elton Li (6)	53,125	*
Donald W. Brooks (7)	400,000	*
Mitchell Kung (8)	0	NA

All directors and executive officers as a group (9 persons) (9)	12,063,872	8.6%

*	Less than 1%
(1)	Includes 954,167 shares issuable upon exercise of options to purchase Common Stock, which are exercisable within 60 days of April 1, 2003.
(2)	Includes 300,000 shares issuable upon exercise of options to purchase Common Stock, which are exercisable within 60 days of April 1, 2003.
(3)	Includes 375,000 shares issuable upon exercise of options to purchase Common Stock, which are exercisable within 60 days of April 1, 2003.
(4)	Includes 400,000 shares issuable upon exercise of options to purchase Common Stock, which are exercisable within 60 days of April 1, 2003.
(5)	Includes 341,667 shares issuable upon exercise of options to purchase Common Stock, which are exercisable within 60 days of April 1, 2003.
(6)	Includes 53,125 shares issuable upon exercise of options to purchase Common Stock, which are exercisable within 60 days of April 1, 2003.
(7)	Includes 400.000 shares issuable upon exercise of options to purchase Common Stock, which are exercisable within 60 days of April 1, 2003.
(8)	Director nominee for 2003.
(9)	Includes 3,223,959 shares issuable upon exercise of options to purchase Common Stock, which are exercisable within 60 days of April 1, 2003.

COMPENSATION OF EXECUTIVE OFFICERS

The following table sets forth information concerning compensation paid to the Named Executive Officers during the Company’s last three fiscal years.

Summary Compensation Table

Annual Compensation (1)
Name and Principal Position	Fiscal Year	Salary	Bonus		Long Term Compensation (2)
Edmond Tseng Chief Executive Officer and President of the Company, and President of OSE, Inc.	2002 2001 2000	$275,625 273,101 250,481	$	— 42,656 123,906	— — —

Chris B.K. Ooi Vice President, Operations	2002 2001 2000	170,663 167,810 159,819		— — 27,394	— — —

Ho-Sheng Chien Vice President, Quality	2002 2001 2000	181,983 178,946 154,530		— 20,461 57,900	— — —

Elton Li Controller and Chief Accounting Officer	2002 2001 2000	121,454 3,846 —		— — —	— 150,000 —

(1)	Excludes perquisites and other personal benefits, which for each Named Executive Officer did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus for such officer during any fiscal year.
(2)	Indicates the number of shares of common stock underlying option granted during the years indicated.

Option Information

No stock options were granted to or exercised by the Named Executive Officers during 2002. The following table sets forth information regarding stock options held by such officers as of December 31, 2002.

Aggregated Option Exercises in Last Fiscal Year And

Fiscal Year-End Option Values

			Fiscal Year-End Option Values
	Shares Acquired on Exercise	Value Realized	Number of Unexercised Options at Fiscal Year End		Value of Unexercised In-the-Money Options at Fiscal Year End (1)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Edmond Tseng	—	$—	850,000	250,000	$—	$—
Chris B.K. Ooi	—	—	343,750	56,250	—	—
Ho-Sheng Chien	—	—	300,000	100,000	—	—
Elton Li	—	—	37,500	112,500	—	—

(1)	The value of unexercised options at fiscal year end represents the difference between the exercise price of the options and the closing price of the Company’s Common Stock on December 31, 2002 of $0.005 per share. This value for all options listed was negative; such options therefore were not “in-the-money” as of the measurement date.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee of the Board of Directors during 2002 consisted of Messrs. Brooks, Duh and Lee, none of whom was an officer or employee of the Company. No member of the Compensation Committee or executive officer of the Company has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.

Notwithstanding anything to the contrary set forth in any of the Company’s filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate other filings with Securities and Exchange Commission, including this Proxy Statement, in whole or in part the following report, the Stock Price Performance Graph on page 14 and the Audit Committee report on page 12 shall not be incorporated by reference into any such filings.

Report of the Compensation Committee of the Board of Directors

The Compensation Committee (the “Committee”) was comprised of Messrs. Brooks, Duh and Lee during 2002. The Committee sets, reviews and administers the Company’s executive compensation program. The role of the Committee is to establish and recommend salaries and other compensation paid to executive officers of the Company and to administer the Company’s stock option plans and employee stock purchase plan. The Committee approves all stock option grants to executive officers, all executive officer base salaries and any cash bonus payments to executive officers and reviews all stock option grants to employees.

The Company’s executive pay programs are designed to attract and retain executives who will contribute to the Company’s long-term success, to mesh executive and stockholder interests through stock option based plans and to provide a compensation package that recognizes individual contributions and Company performance.

The Committee has determined that the most effective means of compensation are base salaries, incentive bonuses and long-term incentives through the Company’s stock option programs.

Base Salary.    The base salaries of executive officers are initially determined by evaluating the responsibilities of the position held and the experience and performance of the individual, with reference to the competitive marketplace for executive talent, including a comparison to base salaries for comparable positions in technology-based companies of reasonably similar size. The Committee reviews executive salaries annually and adjusts them as appropriate to reflect changes in the market conditions and individual performance and responsibility. Mr. Tseng assumed the Chief Executive Officer’s position in 2001 and his annual salary is currently $275,625.

Bonus.    The Company maintains a quarterly bonus plan for executive officers in its manufacturing and distribution segment, which provides for bonuses based on achievement of individual and segment performance goals. Specifically, each executive officer can earn from 35% to 65% of his annual base salary in the form of incentive bonus payments if segment and individual performance goals are satisfied. The target Bonus factor for the Chief Executive Officer is 65%. This bonus program reflects the Committee’s view that bonuses should only be paid when the Company achieves predetermined performance goals. In 2002, Messrs. Tseng and Chien were paid no bonuses—based upon the quarterly performance of the distribution segment.

Stock Options.    Under the Company’s Stock Option Plan, stock options may be granted to executive officers and other employees of the Company. Upon joining the Company, an individual’s initial option grant is based on the individual’s responsibilities and position. The size of any annual stock option awards is based primarily on an individual’s performance and responsibilities. The Committee believes stock option grants are an effective method of ensuring that the executive is taking a longer term view of the Company’s performance and that the executive’s and the stockholder’s interests are in alignment.

The options granted to the Company’s executive officers include a provision that provides that the options shall become fully vested and exercisable in the event of a change in control of the Company.

Other.    Other elements of executive compensation include Company-wide medical and life insurance benefits and the ability to defer compensation pursuant to a 401(k) plan. The Company does not currently match contributions under the 401(k) plan.

The Company’s Chief Executive Officer does not receive any other special or additional compensation other than as described above. Compensation provided to executive officers is stated in letter offers.

The Committee has considered the potential impact of Section 162(m) of the Internal Revenue Code and the regulations thereunder (the “Section”). The Section disallows a tax deduction for any publicly held corporation for individual compensation exceeding $1 million in any taxable year for any of the Named Executive Officers, unless such compensation is performance-based. Since the cash compensation of each of the Named Executive Officers is below the $1 million threshold and the Committee believes that any options granted under the Option Plan will meet the requirements of being performance-based, the Committee believes that the Section will not reduce the tax deduction available to the Company. The Company’s policy is to qualify, to the extent reasonable, its executive officers’ compensation for deductibility under applicable tax laws. However, the Committee believes that its primary responsibility is to provide a compensation program that will attract, retain and reward the executive talent necessary to the Company’s success. Consequently, the Committee recognizes that the loss of a tax deduction could be necessary in some circumstances.

Compensation Committee of the Board of Directors

Donald W. Brooks

Calvin Lee

Edward S. Duh

Report of the Audit Committee of the Board of Directors

The Audit Committee of the Board of Directors is comprised of Messrs. Brooks, Duh, Lee and Verderico. The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which is attached to this Proxy Statement as Appendix A. The charter requires that at least one member of the committee shall be an “audit committee financial expert” as that term is defined by the Securities and Exchange Commission and that, if any class of securities of the Company is listed on a national securities exchange, all members of the Audit Committee be “independent” as required by law and applicable rules of such exchanges. Although no securities of the Company are listed on a national securities exchange, Messrs. Brooks and Verderico are considered by the Company to be “independent” within the meaning of proposed rules of the Securities and Exchange Commission defining “independence.”

The primary responsibilities of the Audit Committee are to (1) review on a continuing basis the internal financial reporting system and controls and audit function of the Company, (2) review the independent auditors’ proposed scope and approach, (3) conduct a post-audit review of the financial statements and audit findings, (4) review the performance and monitor the independent auditors, and (5) recommend resolutions for any disputes between the Company’s management and its independent auditors.

During the last year, the Audit Committee of the Board of Directors met and held discussions with management and Grant Thornton LLP, our independent auditors for the fiscal year ended December 31, 2002. The Audit Committee reviewed and discussed with management and Grant Thornton the audited financial statements contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002. The Audit Committee also discussed with Grant Thornton the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees).

The following summarizes certain fees paid to Grant Thornton. Our Audit Committee has carefully considered whether the provision of the services described below is compatible with maintaining the independence of Grant Thornton and has concluded that such services are compatible with maintaining the independence of our independent auditor.

•	Audit Fees. Grant Thornton has billed the Company $115,081 for professional services rendered for the audit of our annual financial statements and our Report on Form 10-K for the fiscal year ended December 31, 2001. Grant Thornton has billed the Company $25,931 for the reviews of the financial statements included in our Reports on Form 10-Q for the periods ending March 31, June 30, and September 29, 2002. Grant Thornton also billed the Company $28,485 for audit services related to fiscal year ended December 31, 2002 and $19,306 for other services.

•	Financial Information Systems Design and Implementation Fees. The Company did not engage Grant Thornton LLP to provide advice to the Company regarding financial information systems design and implementation during the fiscal year ended December 31, 2002.

•	Tax Fees. Grant Thornton has billed the Company $18,162 for professional services rendered during the fiscal year ended December 31, 2002 in connection with research and consultation concerning various local, state and federal tax matters.

•	All Other Fees. Grant Thornton has billed the Company $16,221 for other services rendered during the fiscal year ended December 31, 2002, which primarily related to 401(k) audit.

Grant Thornton has submitted to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Audit Committee has discussed with Grant Thornton their firm’s independence under this Standard. Based upon the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2002, which was filed with the Securities and Exchange Commission on March 31, 2003.

Audit Committee of the Board of Directors

Donald W. Brooks

Calvin Lee

Edward S. Duh

Patrick Verderico

Comparison of Total Cumulative Stockholder Return

The following graph sets forth the Company’s total cumulative stockholder return compared to the Standard & Poor’s 500 Index and the Philadelphia Semiconductor Index for the period December 31, 1997 through December 31, 2002. Total stockholder return assumes $100 invested at the beginning of the period in the Common Stock of the Company, the stocks represented in the Standard & Poor’s 500 Index and the stocks represented in the Philadelphia Semiconductor Index, respectively. Total return also assumes reinvestment of dividends; the Company has paid no dividends on its Common Stock.

Historical stock price performance should not be relied upon as indicative of future stock price performance.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely on its review of copies of filings under Section 16(a) of the Securities Exchange Act of 1934, as amended, received by it, or written representations from certain reporting persons, the Company believes that during fiscal 2002 all Section 16 filing requirements were met.

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors, upon recommendation of its Audit Committee, has selected and appointed the accounting firm of Grant Thornton LLP to serve as independent auditors with respect to the audit of the financial statements of the Company for the 2003 fiscal year. This nomination is being presented to the stockholders for ratification at the meeting. Grant Thornton LLP was first appointed by the Company as its independent accountants in November 2000. A representative of Grant Thornton LLP is expected to be present at the meeting, will have the opportunity to make a statement, and is expected to be available to respond to appropriate questions.

Vote Required; Recommendation of Board of Directors

The affirmative vote of a majority of the outstanding shares of the Company’s Common Stock, Series A Preferred Stock and Series B Preferred Stock voting together on the proposal at the Annual Meeting is required to ratify the Board’s selection. If the shareholders do not ratify this appointment by the affirmative vote of a majority of the shares represented in person or by proxy at the Annual Meeting, the Board of Directors, upon a recommendation by the Audit Committee of the Board of Directors, will consider other independent auditors.

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING “FOR” THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY’S INDEPENDENT ACCOUNTANTS FOR THE 2003 FISCAL YEAR.

OTHER MATTERS

The Company knows of no other matters to be submitted at the Annual Meeting. Should any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors of the Company may recommend.

THE BOARD OF DIRECTORS

San Jose, California

April 30, 2003

CHARTER FOR THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

OF OSE USA, INC.

This charter governs the operations of the Audit Committee of OSE USA, Inc. and its subsidiaries (the “Company”). The Committee shall review and reassess the charter at least annually and obtain the approval of the Board of Directors of any changes, which the Committee may suggest.

PURPOSE:

The Audit Committee shall provide assistance to the Board of Directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to: the integrity of the Company’s financial statements; the financial reporting process; the systems of internal accounting and financial controls; the performance of the Company’s internal audit function and independent auditors; the independent auditor’s qualifications and independence; and the Company’s compliance with ethics policies and legal and regulatory requirements.

The Audit Committee will make such examinations as are necessary to monitor the corporate financial reporting and the internal and external audits of the Company, to provide to the Board of Directors the results of its examinations and recommendations derived therefrom, to outline to the Board improvements made, or to be made, in internal accounting controls, to select and employ independent auditors, and to provide to the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require Board attention.

The primary responsibility of the Audit Committee is to oversee the Company’s financial reporting process on behalf of the Board and report the results of its activities to the Board. In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors may from time to time prescribe.

MEMBERSHIP:

The Audit Committee shall be members of and appointed by, and will serve at the discretion of, the Board of Directors and shall consist of at least two (2) members of the Board, all of whom (if any class of securities of the Company is listed or proposed to be listed on a national securities exchange) are “independent” within the meaning of section 301 of the Sarbanes-Oxley Act of 2002, applicable regulations of the Securities and Exchange Commission and such exchanges, and any other applicable standards of “independence.” All Committee members shall be financially literate, and at least one member shall be an “audit committee financial expert,” as defined by SEC regulations Except as otherwise required by law or regulation, the vote of a majority of members of the Committee shall be necessary to approve any action or recommendation of the Committee.

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the authority to engage independent counsel and other advisers as it determines necessary to carry out its duties.

RESPONSIBILITIES:

In carrying out its responsibilities, the Committee’s policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee should take appropriate actions to set the overall corporate “tone” for quality financial reporting, sound business risk practices, and ethical behavior. The following shall be the principal duties and responsibilities of the Audit Committee. These are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

•

The Committee shall be directly responsible for the appointment and termination (subject, if applicable, to shareholder ratification), compensation, and oversight of the work of the independent auditors, including resolution of any disagreements between management and the auditor. The Committee shall review the performance of the independent auditors not less than annually.

•	The Committee shall review and approve all fee arrangements with the independent auditors, shall pre-approve all audit and non-audit services provided by the independent auditors, and shall not engage the independent auditors to perform the specific non-audit services proscribed by law or regulation. The committee may delegate pre-approval authority to a member of the Audit Committee who is an “audit committee financial expert.” The decisions of any Audit Committee member to whom pre-approval authority is delegated must be presented to the full Audit Committee at its next scheduled meeting.

•	The Committee shall review on a continuing basis the adequacy of the Company’s system of internal controls and the activities, organizational structure and qualifications of the Company’s internal audit function. The Committee shall review management’s assertion on its assessment of the effectiveness of internal controls as of the end of the most recent fiscal year and the independent auditors’ report on management’s assertion.

•	The Committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits, including the adequacy of staffing and compensation.

•	The Committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the Company’s accounting and financial controls, including the Company’s policies and procedures to assess, monitor, and manage business risk. The Committee shall oversee and review the Company’s asset management policies, and shall review annually the Company’s investment policies and performance for cash and short-term investments.

•	The Committee shall review management’s monitoring of compliance with the Company’s Standards of Business Conduct, the Foreign Corrupt Practices Act, and any other Company legal and ethical compliance programs.

•	At least annually, the Committee shall obtain and review a report by the independent auditors describing:

•	The firm’s internal quality control procedures.

•	Any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

•	All relationships between the independent auditor and the Company (to assess the auditor’s independence).

•	The Committee shall meet separately periodically with management, the internal auditors, and the independent auditors to discuss issues and concerns warranting Committee attention, and, subsequent to each audit, shall review the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent auditors. The Committee shall provide sufficient opportunity for the internal auditors and the independent auditors to meet privately with the members of the Committee. The Committee shall review with the independent auditor any audit problems or difficulties and management’s response.

•	The Committee shall review the interim financial statements and disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations with management and the independent auditors prior to the filing of the Company’s Quarterly Report on Form 10-Q. Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. The chair of the Committee may represent the entire Committee for the purposes of this review.

•	The Committee shall review with management and the independent auditors the financial statements and disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations to be included in the Company’s Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

•	The Committee shall review and discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

•	The Committee shall prepare its report to be included in the Company’s annual proxy statement, as required by SEC regulations.

•	The Committee shall establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

•	The Committee shall review, in conjunction with counsel, any legal matters that could have a significant impact on the Company’s financial statements, and shall receive counsel’s reports of evidence of a material violation of securities laws or breaches of fiduciary duty. The Committee shall review all related party transactions for potential conflicts of interest, and shall set clear hiring policies for employees or former employees of the independent auditors that meet SEC regulations and any applicable stock exchange listing standards.

•	The committee shall perform an evaluation of its performance at least annually to determine whether it is functioning effectively.

MEETINGS:

The Audit Committee shall establish its own schedule of meetings, which it will provide to the Board of Directors in advance. The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors. The Audit Committee will record its summaries of recommendations to the Board in written form, which will be incorporated as a part of the minutes of the Board of Directors meeting at which those recommendations are presented.

OSE USA, INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Edmond Tseng and Elton Li, jointly and severally, proxies with full power of substitution, to vote all shares of Common Stock of OSE USA, Inc, a Delaware corporation (the “Company”), which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the Company’s offices located at 2221 Old Oakland Road, San Jose, California on Tuesday, May 27, 2003 at 10:00 a.m. Pacific Time, and at any adjournment thereof: (1) as hereinafter specified upon the proposals listed on the reverse side hereof and as more particularly described in the Proxy Statement of the Company dated April 30, 2003 (the “Proxy Statement”), receipt of which is hereby acknowledged, and (2) in their discretion, upon such other matters as may properly come before the meeting. The undersigned hereby acknowledges receipt of the Company’s Annual Report on Form 10-K for the year ended December 31, 2002.

THE SHARES REPRESENTED HEREBY SHALL BE VOTED AS SPECIFIED.

IF NO SPECIFICATION IS MADE, SUCH SHARES SHALL BE VOTED FOR

PROPOSALS 1 AND 2.

(Continued and to be signed on reverse side)

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE

1.	ELECTION OF DIRECTORS

	FOR	WITHHELD
Patrick Verderico	☐	☐
Donald W. Brooks	☐	☐
Edward S. Duh	☐	☐
Calvin Lee	☐	☐
Edmond Tseng	☐	☐

MARK HERE IF YOU PLAN TO ATTEND THE MEETING    ☐

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW    ☐

2.	PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION TO REMOVE THE PROHIBITION OF SHAREHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING.

FOR ☐	AGAINST ☐	ABSTAIN ☐

AND IN THEIR DISCRETION, UPON SUCH OTHER MATTER, OR MATTERS, WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO REMOVE THE PROHIBITION OF SHAREHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING, FOR THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS INDEPENDENT ACCOUNTANTS,AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

Signature(s)                                                          Dated                                     , 2002

Signature(s)                                                          Dated                                     , 2002